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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      -------------------------------------

        Date of report (Date of earliest, event reported): July 10, 2003

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

 Pennsylvania                       33-70992                    23-2679963
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

                          100 Deerfield Lane, Suite 140
                            Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 11, 2003, USA Technologies, Inc. ("USA") purchased substantially all of the operating assets of Bayview Technology Group, LLC ("Bayview"), a Colorado limited liability company, pursuant to an asset purchase agreement. Bayview designs and manufactures energy conservation devices for the vending industry. The operating assets consist primarily of the patents and other intellectual property relating to such devices and customer accounts.

         The purchase price for Bayview"s assets was 20,000,000 shares of restricted Common Stock of USA (the "Stock") issued to Bayview, and a cash payment made by USA in the amount of $631,247 to a creditor of Bayview (paid from USA's working capital). The purchase price was determined as a result of an arms length negotiation between Bayview and USA. To the best knowledge of USA, neither USA, any affiliate, director, officer nor associate of any director or officer of USA had any material relationship with Bayview prior to the transaction.

         Bayview has agreed not to sell any of the Stock until July 11, 2004, at which time Bayview shall be permitted to sell during each calendar month thereafter (on a non-cumulative basis) the greater of (i) 250,000 shares of the Stock, or (ii) that number of shares of the Stock equal to five percent (5%) of the immediately prior calendar month's trading volume of the shares of Common Stock of USA. Subject to the foregoing restrictions, USA has agreed to use its best efforts to register all of the Stock for resale by Bayview under the Securities Act of 1933, as amended, for a period of one year (from July 11, 2004 through July 11, 2005).

Item 5. Other Events.

         On July 10, 2003, USA and George R. Jensen, Jr., Chief Executive Officer and Chairman of USA, agreed upon an amendment to Mr. Jensen's employment agreement. Pursuant thereto, the percentage of the number of shares of Common Stock of USA issuable to Mr. Jensen by USA upon the occurrence of a "USA Transaction" (as such term is defined in his employment agreement) will be reduced from seven percent to four percent. In addition, the number of shares issuable to Mr. Jensen by USA upon the occurrence of a USA Transaction will become subject to dilution (i.e., be reduced proportionately to reflect subsequent issuances by USA of its shares) effective July 10, 2003. USA agreed to issue to Mr. Jensen an aggregate of 10,500,000 shares of restricted Common Stock, 2,500,000 shares of which will be issued as compensation to Mr. Jensen, and 8,000,000 shares of which will be issued to Mr. Jensen in connection with the employment agreement amendment. Mr. Jensen has agreed to enter into a lock up agreement pursuant to which he shall not sell 2,500,000 of the shares for a one year period and 8,000,000 of the shares for a two year period.


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Business Acquired (Bayview)

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial information required by item 7(a). In accordance with item (7)(a)(4) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than September 24, 2003.

(b)      Pro Forma Financial Information

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial information required by item 7(b). In accordance with item (7)(a)(4) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than September 24, 2003.

(c)      Exhibits

2.1 Asset Purchase Agreement dated July 11, 2003 by and among USA Technologies, Inc. and Bayview Technology Group, LLC.

10.1 Employment and Non-Competition Agreement between USA and George R. Jensen, Jr. dated November 20, 1997 (Incorporated by reference to
         Exhibit 10.1 to Form 8-K filed on November 26, 1997).

10.2     First Amendment to Employment and Non-Competition Agreement between
         USA and George R. Jensen, Jr., dated as of June 17, 1999.
         (Incorporated by reference to Exhibit 10.21.1 to Form SB-2 Registration Statement No. 333-10132)

10.3 Second Amendment to Employment and Non-Competition Agreement between USA and George R. Jensen, Jr. dated February 22, 2000 (Incorporated by reference to Exhibit 10.1 to Form S-8 Registration Statement No. 333-34106).

10.4 Third Amendment to Employment and Non-Competition Agreement between USA and George R. Jensen, Jr. dated January 16, 2002. (Incorporated by reference to Exhibit 10.21.3 to Form SB-2 Registration Statement
         No. 333-10132)

10.5 Fourth Amendment to Employment and Non-Competition Agreement between USA and George R. Jensen, Jr., dated April 15, 2002. (Incorporated by reference to Exhibit 10.21.4 to Form SB-2 Registration Statement No. 333-10132)




                                   SIGNATURES

         Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           USA TECHNOLOGIES, INC.

                                       By: /S/ GEORGE R. JENSEN, JR.
                                          ------------------------------
                                           George R. Jensen, Jr.
                                           Chief Executive Officer

July 14, 2003



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